                                                                     Exhibit 4-3

================================================================================




                                ANALOG DEVICES, INC.

                                         AND

                         STATE STREET BANK AND TRUST COMPANY
                                       Trustee



                                ____________________

                                      INDENTURE

                            Dated as of December 18, 1995

                                ____________________


                                    $200,000,000

                        (With an Over-Allotment option for an
                               Additional $30,000,000)

             3 1/2% Convertible Subordinated Notes due December 1, 2000

================================================================================

                                Analog Devices, Inc.

              Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of December 18, 1995


              Trust Indenture                                Indenture
                Act Section                                   Section
              ---------------                                ---------
      [SECTION] 310(a)(1)     ............................     6.9
                   (a)(2)     ............................     6.9
                   (a)(3)     ............................     Not Applicable
                   (a)(4)     ............................     Not Applicable
                   (b)        ............................     6.8
                                                               6.1

      [SECTION] 311(a)        ............................     6.13
                   (b)        ............................     6.13

      [SECTION] 312(a)        ............................     7.1
                                                               7.2(a)
                   (b)        ............................     7.2(b)
                   (c)        ............................     7.2(c)

      [SECTION] 313(a)        ............................     7.3(a)
                   (b)        ............................     7.3(a)
                   (c)        ............................     7.3(a)
                   (d)        ............................     7.3(b)

      [SECTION] 314(a)        ............................     7.4
                   (b)        ............................     Not Applicable
                   (c)(1)     ............................     1.2
                   (c)(2)     ............................     1.2
                   (c)(3)     ............................     Not Applicable
                   (d)        ............................     Not Applicable
                   (e)        ............................     1.2

      [SECTION] 315(a)        ............................     6.1(a)
                   (b)        ............................     6.2
                                                               7.3(a)(6)
                   (c)        ............................     6.1(b)
                   (d)        ............................     6.1(c)
                   (d)(1)     ............................     6.1(a)(1)
                   (d)(2)     ............................     6.1(c)(2)
                   (d)(3)     ............................     6.1(c)(3)
                   (e)        ............................     5.14



      [SECTION] 316(a)(1)(A)  ............................     5.12
                   (a)(1)(B)  ............................     5.13
                   (a)(2)     ............................     Not Applicable
                   (b)        ............................     5.8

      [SECTION] 317(a)(1)     ............................     5.3
                   (a)(2)     ............................     5.4
                   (b)        ............................     10.3

      [SECTION] 318(a)        ............................     1.7
















____________________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


                                 TABLE OF CONTENTS*
                                                                      Page
                                                                      ----
         Parties...................................................    1
         Recitals of the Company...................................    1

         ARTICLE 1      DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION.................   1

              Section 1.1    Definitions............................   1
                   Act..............................................   2
                   Affiliate........................................   2
                   Authenticating Agent.............................   2
                   Board of Directors...............................   2
                   Board Resolution.................................   2
                   Business Day.....................................   2
                   Closing Price....................................   3
                   Commission.......................................   3
                   Common Stock.....................................   3
                   Company..........................................   4
                   Company Request or Company Order.................   4
                   Corporate Trust Office...........................   4
                   Corporation......................................   4
                   Defaulted Interest...............................   4
                   Event of Default.................................   4
                   Holder...........................................   4
                   Indenture........................................   4
                   Interest Payment Date............................   4
                   Maturity.........................................   4
                   Officers' Certificate............................   4
                   Opinion of Counsel...............................   5
                   Outstanding......................................   5
                   Paying Agent.....................................   6
                   Person...........................................   6
                   Predecessor Security.............................   6
                   Redemption Date..................................   6
                   Redemption Price.................................   6
                   Regular Record Date..............................   6
                   Responsible Officer..............................   6
                   Security Register and Security Registrar.........   6
                   Senior Indebtedness..............................   6
                   Special Record Date..............................   6
                   Stated Maturity..................................   7

         ______________________
         * Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.



                                                                      Page
                                                                      ----
                   Subsidiary.......................................   7
                   Trading Day......................................   7
                   Trustee..........................................   7
                   Trust Indenture Act..............................   7
                   Vice President...................................   7
              Section 1.2    Compliance Certificates and Opinions...   7
              Section 1.3    Form of Documents Delivered to
                             Trustee................................   8
              Section 1.4    Acts of Holders........................   9
              Section 1.5    Notices, Etc., to Trustee and
                             Company................................  11
              Section 1.6    Notice to Holders; Waiver..............  11
              Section 1.7    Conflict with Trust Indenture Act......  12
              Section 1.8    Effect of Headings and Table of
                             Contents...............................  12
              Section 1.9    Successors and Assigns.................  12
              Section 1.10   Separability Clause....................  12
              Section 1.11   Benefits of Indenture..................  12
              Section 1.12   Governing Law..........................  12
              Section 1.13   Legal Holidays.........................  12

         ARTICLE 2      SECURITY FORMS..............................  13

              Section 2.1    Forms Generally........................  13
              Section 2.2    Form of Face of Security...............  13
              Section 2.3    Form of Reverse of Security............  15
              Section 2.4    Form of Trustee's Certificate of
                             Authentication.........................  19
              Section 2.5    Form of Conversion Notice..............  19

         ARTICLE 3      THE SECURITIES..............................  21

              Section 3.1    Title and Terms........................  21
              Section 3.2    Denominations..........................  22
              Section 3.3    Execution, Authentication, Delivery
                             and Dating.............................  22
              Section 3.4    Temporary Securities...................  22
              Section 3.5    Registration; Registration of
                             Transfer and Exchange..................  23
              Section 3.6    Mutilated, Destroyed, Lost and
                             Stolen Securities......................  24
              Section 3.7    Payment of Interest; Interest Rights
                             Preserved..............................  25
              Section 3.8    Persons Deemed Owners..................  27
              Section 3.9    Cancellation...........................  27
              Section 3.10   Computation of Interest................  27




                                                                      Page
                                                                      ----
         ARTICLE 4      SATISFACTION AND DISCHARGE..................  27

              Section 4.1    Satisfaction and Discharge of
                             Indenture..............................  27
              Section 4.2    Application of Trust Money.............  29

         ARTICLE 5      REMEDIES....................................  29

              Section 5.1    Events of Default......................  29
              Section 5.2    Acceleration of Maturity; Rescission
                             and Annulment..........................  31
              Section 5.3    Collection of Indebtedness and Suits
                             for Enforcement by Trustee.............  32
              Section 5.4    Trustee May File Proofs of Claim.......  33
              Section 5.5    Trustee May Enforce Claims
                             Without Possession of Securities.......  34
              Section 5.6    Application of Money Collected.........  34
              Section 5.7    Limitation on Suits....................  34
              Section 5.8    Unconditional Right of Holders to
                             Receive Principal, Premium and
                             Interest and to Convert................  35
              Section 5.9    Restoration of Rights and Remedies.....  36
              Section 5.10   Rights and Remedies Cumulative.........  36
              Section 5.11   Delay or Omission Not Waiver...........  36
              Section 5.12   Control by Holders.....................  36
              Section 5.13   Waiver of Past Defaults................  37
              Section 5.14   Undertaking for Costs..................  37
              Section 5.15   Waiver of Stay or Extension Laws.......  38

         ARTICLE 6      THE TRUSTEE.................................  38

              Section 6.1    Certain Duties and Responsibilities....  38
              Section 6.2    Notice of Defaults.....................  39
              Section 6.3    Certain Rights of Trustee..............  40
              Section 6.4    Not Responsible for Recitals
                             or Issuance of Securities..............  41
              Section 6.5    May Hold Securities....................  41
              Section 6.6    Money Held in Trust....................  41
              Section 6.7    Compensation and Reimbursement.........  42
              Section 6.8    Disqualification; Conflicting
                             Interests..............................  42
              Section 6.9    Corporate Trustee Required;
                             Eligibility............................  42
              Section 6.10   Resignation and Removal; Appointment
                             of Successor...........................  43
              Section 6.11   Acceptance of Appointment by
                             Successor..............................  44
              Section 6.12   Merger, Conversion, Consolidation or
                             Succession to Business.................  45



                                                                      Page
                                                                      ----
              Section 6.13   Preferential Collection of Claims
                             Against Company........................  45
              Section 6.14   Appointment of Authenticating Agent....  45

         ARTICLE 7      HOLDERS' LISTS AND REPORTS BY TRUSTEE
                        AND COMPANY.................................  47

              Section 7.1    Company to Furnish Trustee Names and
                             Addresses of Holders...................  47
              Section 7.2    Preservation of Information;
                             Communications to Holders..............  48
              Section 7.3    Reports by Trustee.....................  48
              Section 7.4    Reports by Company.....................  48

         ARTICLE 8      CONSOLIDATION, MERGER, CONVEYANCE,
                        TRANSFER OR LEASE...........................  49

              Section 8.1    Company May Consolidate, Etc., Only
                             on Certain Terms.......................  49
              Section 8.2    Successor Substituted..................  50

         ARTICLE 9      SUPPLEMENTAL INDENTURES.....................  50

              Section 9.1    Supplemental Indentures Without
                             Consent of Holders.....................  50
              Section 9.2    Supplemental Indentures with Consent
                             of Holders.............................  51
              Section 9.3    Execution of Supplemental Indentures...  52
              Section 9.4    Effect of Supplemental Indentures......  52
              Section 9.5    Conformity with Trust Indenture Act....  52
              Section 9.6    Reference in Securities to
                             Supplemental Indentures................  52

         ARTICLE 10     COVENANTS...................................  53

              Section 10.1   Payment of Principal, Premium and
                             Interest...............................  53
              Section 10.2   Maintenance of Office or Agency........  53
              Section 10.3   Money for Security Payments to be
                             Held in Trust..........................  53
              Section 10.4   Existence..............................  55
              Section 10.5   Maintenance of Properties..............  55
              Section 10.6   Payment of Taxes and Other Claims......  56
              Section 10.7   Statement by Officers as to Default....  56
              Section 10.8   Waiver of Certain Covenants............  56

         ARTICLE 11     REDEMPTION OF SECURITIES....................  57

              Section 11.1   Right of Redemption....................  57
              Section 11.2   Applicability of Article...............  57



                                                                      Page
                                                                      ----
              Section 11.3   Election to Redeem; Notice to
                             Trustee................................  57
              Section 11.4   Selection by Trustee of Securities to
                             Be Redeemed............................  57
              Section 11.5   Notice of Redemption...................  58
              Section 11.6   Deposit of Redemption Price............  59
              Section 11.7   Securities Payable on Redemption
                             Date...................................  59
              Section 11.8   Securities Redeemed in Part............  60

         ARTICLE 12     CONVERSION OF SECURITIES....................  60

              Section 12.1   Conversion Privilege and Conversion
                             Price..................................  60
              Section 12.2   Exercise of Conversion Privilege.......  61
              Section 12.3   Fractions of Shares....................  62
              Section 12.4   Adjustment of Conversion Price.........  62
              Section 12.5   Notice of Adjustments of Conversion
                             Price..................................  67
              Section 12.6   Notice of Certain Corporate Action.....  68
              Section 12.7   Company to Reserve Common Stock........  69
              Section 12.8   Taxes on Conversions...................  69
              Section 12.9   Covenant as to Common Stock............  69
              Section 12.10  Cancellation of Converted Securities...  69
              Section 12.11  Provisions in Case of
                             Consolidation, Merger or Sale of
                             Assets.................................  69

         ARTICLE 13     SUBORDINATION OF SECURITIES.................  70

              Section 13.1   Securities Subordinated to Senior
                             Indebtedness...........................  70
              Section 13.2   No Payments in Certain
                             Circumstances; Payment Over of
                             Proceeds Upon Dissolution, Etc.........  71
              Section 13.3   Notice to Trustee of Specified
                             Events; Reliance on Certificate of
                             Liquidating Agent......................  73
              Section 13.4   Trustee to Effectuate Subordination....  74
              Section 13.5   Trustee Not Charged with Knowledge
                             of Prohibition.........................  75
              Section 13.6   Rights of Trustee as Holder of
                             Senior Indebtedness....................  75
              Section 13.7   Trustee Not Fiduciary for Holders
                             of Senior Indebtedness.................  75
              Section 13.8   Article Applicable to Paying Agent.....  76




                                                                      Page
                                                                      ----
         ARTICLE 14     REPURCHASE OF SECURITIES AT THE OPTION
                        OF THE HOLDER UPON A CHANGE IN CONTROL......  76

              Section 14.1   Right to Require Repurchase............  76
              Section 14.2   Notices; Method of Exercising
                             Repurchase Right, Etc..................  76
              Section 14.3   Certain Definitions....................  78

         TESTIMONIUM................................................  81

         SIGNATURES AND SEALS.......................................  81

         ACKNOWLEDGMENTS............................................  82




              INDENTURE, dated as of December 18, 1995, between Analog Devices, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company"), having its principal office at One Technology Way, Norwood, Massachusetts 02062, and State Street Bank and Trust Company, as Trustee (herein called the "Trustee").


                               RECITALS OF THE COMPANY


              The Company has duly authorized the creation of an issue of its 3 1/2% Convertible Subordinated Notes due December 1, 2000 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

              All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

              NOW, THEREFORE, THIS INDENTURE WITNESSETH:

              For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                      ARTICLE 1

                          DEFINITIONS AND OTHER PROVISIONS
                               OF GENERAL APPLICATION

              Section 1.1  Definitions.
                           -----------

              For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                   (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                   (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                   (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                   (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

              Certain terms, used principally in Articles Six, Twelve and Fourteen, are defined in that Article.

                   "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

                   "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                   "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                   "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                   "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                   "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                   "Closing Price" for any security for any day means the last reported sale price of such security regular way on such day or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way on such day, in either case on the New York Stock Exchange or, if the security is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market or Nasdaq or, if the security is not listed or admitted to trading on any national securities exchange or quoted on such National Market or Nasdaq, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose. If the security is not listed or admitted to trading on any national securities exchange, quoted on such National Market or Nasdaq or listed in any list of bid and asked prices in the over-the-counter market, "Closing Price" shall mean the fair market value of the security as determined in good faith by the Board of Directors and evidenced by a Board Resolution.

                   "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                   "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11, shares issuable on conversion of Securities and shares used to pay the Repurchase Price pursuant to
         Section 14.1 shall include only shares of the class designated as Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                   "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

                   "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                   "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered. Initially, the Corporate Trust Office of the Trustee is located at 225 Franklin Street, Boston, Massachusetts 02110, Attn: Corporate Trust Department.

                   "Corporation" means a corporation, association, company, joint-stock company or business trust.

                   "Defaulted Interest" has the meaning specified in
         Section 3.7.

                   "Event of Default" has the meaning specified in
         Section 5.1.

                   "Holder" means a Person in whose name a Security is registered in the Security Register.

                   "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                   "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                   "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, obligation to repurchase or otherwise.

                   "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                   "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                   "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                        (i)  Securities theretofore cancelled by the
              Trustee or delivered to the Trustee for cancellation;

                       (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                      (iii)  Securities which have been paid pursuant to
              Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;


              PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. The Trustee may require, and may conclusively rely upon, an Officers' Certificate as to whether or not any Securities are so owned.

                   "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                   "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                   "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                   "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                   "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                   "Regular Record Date" for the interest payable on any Interest Payment Date means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                   "Responsible Officer", when used with respect to the Trustee, means any officer assigned to and working in the corporate trust department of the Trustee, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                   "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                   "Senior Indebtedness" shall have the meaning set forth in Section 13.1.

                   "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to
         Section 3.7.

                   "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                   "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other subsidiaries, or by the Company and one or more other subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                   "Trading Day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market on which such security is traded.

                   "Trustee" means the person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                   "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

                   "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

              Section 1.2  Compliance Certificates and Opinions.
                           ------------------------------------

              Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

              Section 1.3  Form of Documents Delivered to Trustee.
                           --------------------------------------

              In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

              Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Section 1.4  Acts of Holders.
                           ---------------

              (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

              (c) The ownership of Securities shall be proved by the Security Register.

              (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

              (e) Except for matters arising under Article V (in which event any record date shall be set by the Trustee), the Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amounts of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after receiving written notice of a record date set by the Company pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.6.

              With respect to any record date set pursuant to this
         Section 1.4(e), the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.4(e), the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

              Section 1.5  Notices, Etc., to Trustee and Company.
                           -------------------------------------

              Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: 1995 Analog Devices, Inc. Indenture, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

              Section 1.6  Notice to Holders; Waiver.
                           -------------------------

              Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

              In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

              Section 1.7  Conflict with Trust Indenture Act.
                           ---------------------------------

              If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

              Section 1.8  Effect of Headings and Table of Contents.
                           ----------------------------------------

              The Article and Section headings herein and the Table of Contents are for convenience only and shall not effect the construction hereof.

              Section 1.9  Successors and Assigns.
                           ----------------------

              All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

              Section 1.10  Separability Clause.
                           --------------------

              In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              Section 1.11  Benefits of Indenture.
                            ---------------------

              Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

              Section 1.12  Governing Law.
                            -------------

              This Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

              Section 1.13  Legal Holidays.
                            --------------

              In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest

         Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                      ARTICLE 2

                                   SECURITY FORMS

              Section 2.1  Forms Generally.
                           ---------------

              The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

              The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any Securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

              Section 2.2  Form of Face of Security.
                           ------------------------

                                Analog Devices, Inc.

                        3 1/2% Convertible Subordinated Note

                                due December 1, 2000

         No.                                          $
             ------------                               ------------

              Analog Devices, Inc., a corporation duly organized and existing under the laws of Massachusetts (herein called the "Company", which term includes any successor person under the Indenture hereinafter referred to), for value received hereby promises to pay to _____________, or registered assigns, the principal sum of _______________ Dollars on December 1, 2000, and to pay interest thereon from December 18, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 1 and December 1 in each year, commencing June 1, 1996, at the rate of 3 1/2% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, the City of New York or the city in which the Corporate Trust Office of the Trustee is located, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

              Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

              Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

              IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

         Dated:                             ANALOG DEVICES, INC.


         Attest: __________________         By: __________________

              Section 2.3  Form of Reverse of Security.
                           ---------------------------

              This Security is one of a duly authorized issue of securities of the Company designated as its 3 1/2% Convertible Subordinated Notes due December 1, 2000 (herein called the "Securities"), limited in aggregate principal amount to $200,000,000 (except for such additional principal amounts, not to exceed $30,000,000, of Securities issued to cover over-allotments in the initial public offering of the Securities) issued and to be issued under an Indenture, dated as of December 18, 1995 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

              Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after 60 days from the latest date of original issuance of the Securities and on or before the close of business on December 1, 2000, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the fifth Business Day prior to the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $41 7/8 for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in The Borough of Manhattan, the City of New York or the city in which the Corporate Trust Office of the Trustee is located, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (the "Interest Period"), also accompanied by payment in New York Clearing House Funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted; except that in the case of Securities or portions thereof that have been called for redemption and, pursuant to Section 12.1 of the Indenture, as a result of such redemption the right to convert such Securities terminates during the Interest Period, any such Securities surrendered for conversion during such Interest Period need not be accompanied by payment in an amount equal to such interest. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of Record of this Security (or any Predecessor Security) at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

              The Securities are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, at any time on or after December 1, 1998, as a whole or in part, at the election of the Company. The Redemption Prices (expressed as percentages of the principal amount) beginning December 1 of the years indicated are as follows:

                                                 Redemption
                        Year                       Price
                        ----                     ----------
                        1998                       101.4%
                        1999                       100.7%


         and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

              Upon a Change in Control (as defined in the Indenture), the Company will be required to offer to repurchase all or part of the Securities at 100% of their principal amount plus accrued interest. The Company shall pay the repurchase price in cash.

              In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

              The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee as his attorney-in-fact for any and all such purposes.

              If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

              The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this

         Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

              No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

              As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in The Borough of Manhattan, The City of New York or the city in which the Corporate Trust Office of the Trustee is located, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

              The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

              No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

              Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

              All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

              Section 2.4  Form of Trustee's Certificate of
                           --------------------------------
                           Authentication.
                           --------------

              This is one of the Securities referred to in the within-mentioned Indenture.



                                     State Street Bank and Trust Company
                                     as Trustee


                                     By ____________________________
                                          Authorized signatory


              Section 2.5  Form of Conversion Notice.
                           -------------------------

         To Analog Devices, Inc.:

              The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Analog Devices, Inc., in accordance with the terms of the Indenture referred to in this Security, and directs that the certificate or certificates for the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued in the name of and delivered to the undersigned, unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

                          Principal Amount to be converted
               (in an integral multiple of $1,000, if less than all):
                              $_______________________

         FILL IN FOR REGISTRATION OF SHARES:
         ----------------------------------


         ----------------------------------------------------------------------
         Name



         ----------------------------------------------------------------------
         Address



         ----------------------------------------------------------------------
                 please print name and address (including zip code)


                          Please Insert Social Security or
                             Other Taxpayer Identifying
                                       Number


                              _________________________

                              _________________________


         Dated:  ________________     Signature  __________________________
                                                 (must conform in all
                                                 respects to name of Holder
                                                 appearing on face hereof)


              Fill in for registration of shares of Common stock and Securities if to be issued otherwise than to the Holder:


         _____________________________      Social Security or Other
                   (Name)                   Taxpayer Identifying Number:


         _____________________________
                   (Name)
                                            Signature Guaranteed
                                            By:
         _____________________________      Member Signature Guaranty
         please print name and address      Medallion Program
              (including zip code)

                                      ARTICLE 3

                                   THE SECURITIES

              Section 3.1  Title and Terms.
                           ---------------

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000 (except for such additional principal amounts, not to exceed $30,000,000, of Securities issued to cover over-allotments in the initial public offering of the Securities), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 12.2.

              The Securities shall be known and designated as the "3 1/2% Convertible Subordinated Notes due December 1, 2000" of the Company. Their final Stated Maturity shall be December 1, 2000, and they shall bear interest at the rate of 3 1/2% per annum, from December 18, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on June 1 and December 1, commencing June 1, 1996 until the principal thereof is paid or made available for payment.

              The principal of (and premiums if any) and interest on the Securities shall be payable at the office or agency of the Company in The Borough of Manhattan, the City of New York or the city in which the Corporate Trust Office of the Trustee is located maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

              The Securities shall be redeemable as provided in Article 11.

              The Securities shall be convertible as provided in
         Article 12.

              The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article 13.

              The Securities shall be subject to repurchase at the option of the Holder as provided in Article 14.

              Section 3.2  Denominations.
                           -------------

              The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

              Section 3.3  Execution, Authentication, Delivery
                           -----------------------------------
                           and Dating.
                           ----------

              The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

              Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

              At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

              Each Security shall be dated the date of its authentication.

              No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

              Section 3.4  Temporary Securities.
                           --------------------

              Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

              If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

              Section 3.5  Registration; Registration of
                           -----------------------------
                           Transfer and Exchange.
                           ---------------------

              The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agent designated pursuant to
         Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

              Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to
         Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

              At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

              All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

              No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6, 11.8 or 12.2 not involving any transfer.

              The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under
         Section 11.4 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

              Section 3.6  Mutilated, Destroyed, Lost and
                           ------------------------------
                           Stolen Securities.
                           -----------------

              If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              If there shall be delivered to the Company and the Trustee
         (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

              Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

              Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

              The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

              Section 3.7  Payment of Interest; Interest Rights Preserved.
                           ----------------------------------------------

              Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

              Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (l) or (2) below:

                   (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                   (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

              In the case of any Security which is converted after any Regular Record Date but on or before the next Interest Payment Date, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date.

              Section 3.8  Persons Deemed Owners.
                           ---------------------

              Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

              Section 3.9  Cancellation.
                           ------------

              All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee's usual document destruction procedures.

              Section 3.10 Computation of Interest.
                           -----------------------

              Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.


                                      ARTICLE 4

                             SATISFACTION AND DISCHARGE

              Section 4.1  Satisfaction and Discharge of Indenture.
                           ---------------------------------------

              This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

              (1)  either

                   (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                   (B) all such Securities not theretofore delivered to the Trustee for cancellation

                        (i)  have become due and payable, or

                       (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                   (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                   (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under
         Section 6.14 and, if money shall have been deposited with the

         Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive. Except as specifically agreed in writing, the Trustee shall not be responsible for the payment of interest upon money deposited with it under this Indenture.

              Section 4.2  Application of Trust Money.
                           --------------------------

              Subject to the provisions of the last paragraph of
         Section 10.3, all money deposited with the Trustee pursuant to
         Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.


                                      ARTICLE 5

                                      REMEDIES

              Section 5.1  Events of Default.
                           -----------------

              "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of
         Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                   (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                   (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                   (4) a failure by the Company or any Subsidiary to make any payment at maturity in respect of any obligations (other than non-recourse obligations) of, or guaranteed or assumed by, the Company or any Subsidiary for borrowed money ("Indebtedness") in an amount in excess of $25,000,000 and continuance of such failure for 180 days, or a default by the Company or any Subsidiary with respect to any Indebtedness, which default results in the acceleration or such acceleration having been cured, waived, rescinded or annulled within 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

                   (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                   (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in substantial furtherance of any such action.

              Section 5.2  Acceleration of Maturity; Rescission
                           ------------------------------------
                           and Annulment.
                           -------------

              If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

              At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                   (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                        (A)     all overdue interest on all Securities,

                        (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                        (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

              and

                   (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

              Section 5.3  Collection of Indebtedness and Suits for
                           ----------------------------------------
                           Enforcement by Trustee.
                           ----------------------

              The Company covenants that if

                   (l) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                   (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

         the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

              If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

              If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

              Section 5.4  Trustee May File Proofs of Claim.
                           --------------------------------

              In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                   (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

         and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

              Section 5.5  Trustee May Enforce Claims
                           --------------------------
                           Without Possession of Securities.
                           --------------------------------

              All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

              Section 5.6  Application of Money Collected.
                           ------------------------------

              Subject to Article 13, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                   FIRST:  To the payment of all amounts due the Trustee
              under Section 6.7; and

                   SECOND: To the payment of the amounts then due and
              unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

              Section 5.7  Limitation on Suits.
                           -------------------

              No Holder of any Security shall have any right to institute any action, suit or proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                   (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                   (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action, suit or proceeding; and

                   (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

         it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

              Section 5.8  Unconditional Right of Holders to Receive
                           -----------------------------------------
                           Principal, Premium and Interest and to Convert.
                           ----------------------------------------------

              Notwithstanding any other provision in this Indenture, but subject to the provisions of Article 13, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article 12 and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

              Section 5.9  Restoration of Rights and Remedies.
                           ----------------------------------

              If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

              Section 5.10  Rights and Remedies Cumulative.
                           -------------------------------

              Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

              Section 5.11  Delay or Omission Not Waiver.
                           -----------------------------

              No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

              Section 5.12  Control by Holders.
                            ------------------

              The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

                   (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                   (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

              Section 5.13  Waiver of Past Defaults.
                            -----------------------

              The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                   (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

                   (2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected; provided however that no such waiver shall be effected until all amounts then due to the Trustee under Section 6.7 have been paid.

              Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

              Section 5.14  Undertaking for Costs.
                            ---------------------

              All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article 12.

              Section 5.15  Waiver of Stay or Extension Laws.
                            --------------------------------

              The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                      ARTICLE 6

                                     THE TRUSTEE

              Section 6.1  Certain Duties and Responsibilities.
                           -----------------------------------

              (a)  Except during the continuance of an Event of Default,

                   (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but need not verify the accuracy of the contents thereof.

              (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, EXCEPT that

                   (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                   (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                   (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                   (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

              (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

              Section 6.2  Notice of Defaults.
                           ------------------

              Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

              Section 6.3  Certain Rights of Trustee.
                           -------------------------

              Subject to the provisions of Section 6.1:

                   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                   (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                   (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                   (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                   (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                   (h) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or bad faith; and

                   (i) the Trustee shall not be deemed to know of any fact or event upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers shall have actual knowledge thereof.

              Section 6.4  Not Responsible for Recitals
                           ----------------------------
                           or Issuance of Securities.
                           -------------------------

              The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

              Section 6.5  May Hold Securities.
                           -------------------

              The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

              Section 6.6  Money Held in Trust.
                           -------------------

              Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company in writing.

              Section 6.7  Compensation and Reimbursement.
                           ------------------------------

              The Company agrees

                   (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                   (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                   (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

              Section 6.8  Disqualification; Conflicting Interests.
                           ---------------------------------------

              (a) If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in accordance with the provisions of the Trust Indenture Act.

              (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such failure.

              Section 6.9  Corporate Trustee Required; Eligibility.
                           ---------------------------------------

              There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

              Section 6.10  Resignation and Removal;
                            -----------------------
                            Appointment of Successor.
                            ------------------------

              (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

              (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

              (d)  If at any time:

                   (1)  the Trustee shall fail to comply with
              Section 6.8(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (2)  the Trustee shall cease to be eligible under
              Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

              (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

              Section 6.11  Acceptance of Appointment by
                            ----------------------------
                            Successor.
                            ---------

              Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

              No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

              Section 6.12  Merger, Conversion, Consolidation
                            ---------------------------------
                            or Succession to Business.
                            -------------------------

              Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

              Section 6.13  Preferential Collection of Claims
                            ---------------------------------
                            Against Company.
                            ---------------

              If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor on the Securities, the Trustee shall be subject to and comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor.

              Section 6.14  Appointment of Authenticating Agent.
                            -----------------------------------

              The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or The District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

              Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

              An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

              The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

              If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

              This is one of the Securities described in the within-mentioned Indenture.

                                     State Street Bank and Trust Company
                                          As Trustee


                                     By_________________________________
                                          As Authenticating Agent


                                     By_________________________________
                                          Authorized Officer

                                      ARTICLE 7

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

              Section 7.1  Company to Furnish Trustee Names
                           --------------------------------
                           and Addresses of Holders.
                           ------------------------

              The Company will furnish or cause to be furnished to the Trustee

                   (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                   (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

         EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

              Section 7.2  Preservation of Information;
                           ---------------------------
                           Communications to Holders.
                           -------------------------

              (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
         Section 7.1 upon receipt of a new list so furnished.

              (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

              (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

              Section 7.3  Reports by Trustee.
                           ------------------

              (a) On or about each July 15, the Trustee shall transmit to the Holders such reports, if any, dated as of May 15, concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

              (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

              Section 7.4  Reports by Company.
                           ------------------

              The Company shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                      ARTICLE 8

                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

              Section 8.1  Company May Consolidate, Etc.,
                           ----------------------------
                           Only on Certain Terms.
                           ---------------------

              The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                   (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with
              Article 12 hereof;

                   (2)  immediately after giving effect to such
              transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                   (3) the Company has delivered (except in the case of the conveyance, transfer or lease by any Person of its properties and assets substantially as an entirety to the Company) to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

              Section 8.2  Successor Substituted.
                           ---------------------

              Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                      ARTICLE 9

                               SUPPLEMENTAL INDENTURES

              Section 9.1  Supplemental Indentures Without
                           -------------------------------
                           Consent of Holders.
                           ------------------

              Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                   (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                   (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                   (3)  to secure the Securities; or

                   (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article 12; or

                   (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED such action pursuant to this clause (5) shall not adversely affect the interests of the Holders.

              Section 9.2  Supplemental Indentures with
                           ----------------------------
                           Consent of Holders.
                           ------------------

              With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                   (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount payable upon an optional redemption or the consideration payable to any Holder converting after a notice of redemption has been given or modify the provisions of
              Article 14 in a manner adverse to the Holders, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any Security as provided in Article 12 (except as permitted by Section 9.1(4)), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

                   (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                   (3)  modify any of the provisions of this Section,
              Section 5.13 or Section 10.8, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

              It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

              Section 9.3  Execution of Supplemental Indentures.
                           ------------------------------------

              In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which, in the Trustee's sole discretion, affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

              Section 9.4  Effect of Supplemental Indentures.
                           ---------------------------------

              Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

              Section 9.5  Conformity with Trust Indenture Act.
                           -----------------------------------

              Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

              Section 9.6  Reference in Securities to
                           --------------------------
                           Supplemental Indentures.
                           -----------------------

              Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                     ARTICLE 10

                                      COVENANTS

              Section 10.1  Payment of Principal, Premium and Interest.
                            ------------------------------------------

              The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

              Section 10.2  Maintenance of Office or Agency.
                            -------------------------------

              The Company will maintain in The Borough of Manhattan, The City of New York or in the city in which the Corporate Trust Office of the Trustee is located, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

              The Company may also from time to time designate one or more other offices or agencies (in or outside The Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The Borough of Manhattan, The City of New York or in the city in which the Corporate Trust Office of the Trustee is located for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

              Section 10.3  Money for Security Payments to be Held in
                            -----------------------------------------
                            Trust.
                            -----

              If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

              Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

              The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                   (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                   (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                   (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

              The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, subject to applicable escheat and abandoned property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York and in the city in which the Corporate Trust Office of the Trustee is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

              Section 10.4  Existence.
                            ---------

              Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

              Section 10.5  Maintenance of Properties.
                            -------------------------

              The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any subsidiary and not disadvantageous in any material respect to the Holders.

              Section 10.6  Payment of Taxes and Other Claims.
                            ---------------------------------

              The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

              Section 10.7  Statement by Officers as to Default.
                            -----------------------------------

              The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.1 to 10.8, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

              Section 10.8  Waiver of Certain Covenants.
                            ---------------------------

              The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.1 to 10.6, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                     ARTICLE 11

                              REDEMPTION OF SECURITIES

              Section 11.1  Right of Redemption.
                            -------------------

              The Securities may be redeemed otherwise than at the option of the Holder as provided in Article 14 at the election of the Company, as a whole or from time to time in part, at any time on or after December 1, 1998, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

              Section 11.2  Applicability of Article.
                            ------------------------

              Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

              Section 11.3  Election to Redeem; Notice to Trustee.
                            -------------------------------------

              The election of the Company to redeem any Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

              Section 11.4  Selection by Trustee of Securities
                            ----------------------------------
                            to Be Redeemed.
                            --------------

              If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

              If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

              The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

              For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

              Section 11.5  Notice of Redemption.
                            --------------------

              Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his latest address appearing in the Security Register.

              All notices of redemption shall state:

                   (1)  the Redemption Date,

                   (2)  the Redemption Price,

                   (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                   (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                   (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

                   (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

              Section 11.6  Deposit of Redemption Price.
                            ---------------------------

              Not less than one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

              If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

              Section 11.7  Securities Payable on Redemption Date.
                            -------------------------------------

              Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

              If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

              Section 11.8  Securities Redeemed in Part.
                            ---------------------------

              Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                     ARTICLE 12

                              CONVERSION OF SECURITIES

              Section 12.1  Conversion Privilege and Conversion Price.
                            -----------------------------------------

              Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, at any time after 60 days from the latest date of original issuance of the Notes, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on December 1, 2000. In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the fifth Business Day prior to the Redemption Date, or the second Trading Day preceding the Repurchase Date (as defined in Article 14), as the case may be, unless the Company defaults in making the payment due upon redemption.

              The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $41 7/8 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in
         Section 12.4.

              Section 12.2  Exercise of Conversion Privilege.
                            --------------------------------

              In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained for that purpose pursuant to
         Section 10.2, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In the case of any Security that has been converted during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date, interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion and such interest shall be paid to the Holder of such Security on such Regular Record Date. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (the "Interest Period") shall be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion; EXCEPT THAT in the case of Securities or portions thereof that have been called for redemption and, pursuant to Section 12.1 hereof, as a result of such redemption, the right to convert such Securities terminates during the Interest Period, any such Securities surrendered for conversion during such Interest Period need not be accompanied by payment of an amount equal to such interest. Except as provided in the second preceding sentence and subject to the fourth paragraph of
         Section 3.7, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion. All payments required by this paragraph to be made by the Holder upon the surrender of Securities for conversion shall be made in New York Clearing House Funds or other funds acceptable to the Company.

              Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

              In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

              Section 12.3  Fractions of Shares.
                            -------------------

              No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.

              Section 12.4  Adjustment of Conversion Price.
                            ------------------------------

              (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company in Common Stock, the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

              (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

              (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

              (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, cash or assets (including Securities, but excluding any (i) rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this

         Section and (iv) any merger or consolidation to which
         Section 12.11 applies), the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants (other than those referred to in paragraph (2) of this Section) ("Rights") pro rata to holders of Common Stock, the Company shall make proper provision so that each Holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

              (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which
         Section 12.11 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made, exceeds 12.5% of the product of the current market price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date for determination.

              (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (6) has been made and (II) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (5) of this Section has been made, exceeds 15% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less
         (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) as of the Expiration Time and
         (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

              (7) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such Securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

              (8)  For the purpose of any computation under paragraphs (2),
         (4), (5) and (6) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Business Days selected by the Company commencing not more than ten Business Days before the day in question.

              (9) The Company may make such reductions in the conversion price, in addition to those required by paragraphs (l), (2), (3),
         (4), (5) and (6) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

             (10)  Notwithstanding any other provision of this
         Section 12.4, the Company shall not be required to make any adjustment of the conversion price unless such adjustment (together with any prior adjustments that were not made as a result of this clause (10)) would require an increase or decrease of at least 1% of such conversion price.

              Section 12.5  Notice of Adjustments of Conversion Price.
                            -----------------------------------------

              Whenever the conversion price is adjusted as herein provided:

                   (a) the Company shall compute the adjusted conversion price in accordance with Section 12.4 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2; and

                   (b) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

              The Trustee may conclusively rely upon the last Treasurer's certificate filed with it pursuant to paragraph (a) hereof as to the conversion price then in effect.

              Section 12.6  Notice of Certain Corporate Action.
                            ----------------------------------

              In case:

                   (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

                   (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                   (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                   (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                   (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

         then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to
         Section 10.2, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

              Section 12.7  Company to Reserve Common Stock.
                            -------------------------------

              The Company shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

              Section 12.8  Taxes on Conversions.
                            --------------------

              The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

              Section 12.9  Covenant as to Common Stock.
                            ---------------------------

              The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in
         Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

              Section 12.10  Cancellation of Converted Securities.
                             ------------------------------------

              All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

              Section 12.11  Provisions in Case of Consolidation,
                             -----------------------------------
                             Merger or Sale of Assets.
                             ------------------------

              In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of Securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of Securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.


                                     ARTICLE 13

                             SUBORDINATION OF SECURITIES

              Section 13.1  Securities Subordinated to Senior Indebtedness.
                            ----------------------------------------------

              All Securities issued under this Indenture shall be issued subject to the following provisions and each Holder of any Security whether upon original issue or upon transfer or assignment thereof accepts and agrees to be bound by such provisions.

              All Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness as defined in this Section. The term "Senior Indebtedness" shall mean (a) all indebtedness of the Company, including the principal of and premium, if any, and interest on such indebtedness whether outstanding on the date of this Indenture or thereafter created, (i) for borrowed money, (ii) for money borrowed by others and guaranteed, directly or indirectly, by the Company, (iii) constituting purchase money indebtedness for the payment of which the Company is directly or contingently liable, (iv) constituting reimbursement obligations under bank letters of credit, (v) under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency rates, (vi) under any lease of any real or personal property, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, which obligations are capitalized on the books of the Company in accordance with generally accepted accounting principles, unless, in any such case, by the terms of the instrument creating or evidencing such indebtedness it is provided that such indebtedness is not superior in right of payment to the Securities or to other indebtedness which is PARI PASSU with, or subordinated to, the Securities, or (vi) all obligations of others of the kind described in the preceding clauses (i), (ii), (iii), (iv), (v) and
         (vi) assumed by or guaranteed by the Company, and (b) any modifications, refundings, deferrals, renewals or extensions of any such Senior Indebtedness, or securities, notes or other evidences of indebtedness issued in exchange for such Senior Indebtedness. As used in the preceding sentence the term "purchase money indebtedness" shall mean indebtedness evidenced by a note, debenture, bond or other similar instrument (whether or not secured by any lien or other security interest) given in connection with the acquisition of any business, properties or assets of any kind acquired by the Company or any Subsidiary; PROVIDED, HOWEVER, that, without limiting the generality of the foregoing, such term shall not include any conditional sale contract or any account payable or any other indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of inventories or services.

              Section 13.2  No Payments in Certain Circumstances; Payment
                            ---------------------------------------------
                            Over of Proceeds Upon Dissolution, Etc.
                            --------------------------------------

              No payment on account of principal, premium, if any, or interest on, or redemption or repurchase of, the Securities shall be made if, at the time of such payment or immediately after giving effect thereto: (i) there shall exist a default in the payment of principal, premium, if any, sinking funds or interest (including a default under any purchase or redemption obligations) with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof and written notice of such occurrence shall have been given to the Company and to the Trustee under this Indenture by the holder or holders of such Senior Indebtedness and such event of default shall not have been cured or waived or shall not have ceased to exist. Notwithstanding the foregoing, the Company may make and the Trustee may receive and shall apply any payment in respect of the Securities (for principal, premium, if any, or interest or repurchase) if such payment was made prior to the occurrence of any of the contingencies specified in clauses (i) and (ii) above. In addition, nothing in this paragraph shall prevent the Company from making or the Trustee from receiving or applying any payment in connection with the redemption of Securities if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made prior to the occurrence of any of the contingencies specified in clauses (i) and (ii) above.

              Upon (i) any acceleration of the principal amount due on the Securities or (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any, and interest due or to become due upon all Senior Indebtedness (including interest thereon accruing after the commencement of any such proceedings) shall first be paid in full, or payment thereof provided for in money or money's worth in accordance with its terms, before any payment is made on account of the principal of, premium, if any, or interest on, or repurchase of, the indebtedness evidenced by the Securities, and upon any such dissolution or winding up or liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, as the case may be, directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee under this Indenture.

              In the event that, contrary to the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full or provision made for such payment, in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

              Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities (together with the holders of any other indebtedness of the Company which is subordinated in right of payment to the payment in full of all Senior Indebtedness, which is not subordinated in right of payment to the Securities and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of and premium, if any, and interest on, or repurchase of, the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of Securities, be deemed to be a payment by the Company to the Holders of or on account of the Securities, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

              Section 13.3  Notice to Trustee of Specified Events;
                            -------------------------------------
                            Reliance on Certificate of Liquidating Agent.
                            --------------------------------------------

              The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceeding in respect of the Company, of any proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), of the declaration of any Security as due and payable before its expressed maturity, and of any event which pursuant to Section 13.2 would prevent payment by the Company on account of the principal, premium, if any, or interest on, or repurchase of, the Securities. The Trustee, subject to the provisions of Section 6.1, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness, or any trustee therefor, has given such notice.

              Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 13.2 are pending, and the Trustee, subject to the provisions of
         Section 6.1, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

              Section 13.4  Trustee to Effectuate Subordination.
                            -----------------------------------

              The Holder of each Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

              Section 13.5  Trustee Not Charged with Knowledge of
                            -------------------------------------
                            Prohibition.
                            -----------

              Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of
         Section 6.1 as between the Holders of Securities and the Trustee, neither the Trustee nor any Paying Agent shall be charged with knowledge of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof at its Corporate Trust Office from the Company or any holder of Senior Indebtedness or the trustee or representative of the holder of such Senior Indebtedness on his behalf; and, prior to the receipt of any such written notice, the Trustee and any such Paying Agent shall be entitled to assume that no such facts exist. If the Trustee or Paying Agent, as the case may be, shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or the interest on any Security) with respect to such moneys, the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee and such Paying Agent as the case may be, shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

              Section 13.6  Rights of Trustee as Holder of Senior
                            -------------------------------------
                            Indebtedness.
                            ------------

              The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may be at any time held by it to the same extent as any other holder of Senior Indebtedness; and nothing in Section 6.13, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

              Section 13.7  Trustee Not Fiduciary for Holders of Senior
                            -------------------------------------------
                            Indebtedness.
                            ------------

              The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities or the Company or any other Person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

              Section 13.8  Article Applicable to Paying Agent.
                            ----------------------------------

              In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 13.5, 13.6 and
         13.7 shall not apply to the Company if it acts as Paying Agent.


                                     ARTICLE 14

                       REPURCHASE OF SECURITIES AT THE OPTION
                       OF THE HOLDER UPON A CHANGE IN CONTROL

              Section 14.1  Right to Require Repurchase.
                            ---------------------------

              In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is an integral multiple of $1,000, on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.2) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price"), together in each case with accrued interest to the Repurchase Date. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article 4, unless a Change in Control shall have occurred prior to such discharge. The Repurchase Price shall be paid in cash.

              Section 14.2  Notices; Method of Exercising
                            -----------------------------
                            Repurchase Right, Etc.
                            ----------------------

              (a) Unless the Company shall have theretofore called for redemption all the outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the written request of the Company, the Trustee, shall mail to all Holders a notice (the "Company Notice") as prepared by the Company of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof.
         The Company shall also deliver a copy of such notice of a repurchase right to the Trustee and cause a copy of such notice of a repurchase right, or a summary of the information contained therein, to be published in a newspaper of general circulation in The Borough of Manhattan, The City of New York and the County of Suffolk, The City of Boston, Massachusetts.

              Each notice of a repurchase right shall state:

                   (1)  the Repurchase Date,

                   (2) the date by which the repurchase right must be exercised,

                   (3)  the Repurchase Price,

                   (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and

                   (5) the conversion price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion or repurchase.

              In addition, at least two Business Days preceding the Repurchase Date, the Company shall cause to be published, in a newspaper of general circulation in The Borough of Manhattan, The City of New York, and the County of Suffolk, The City of Boston, Massachusetts a notice specifying whether the Repurchase Price will be payable in cash.

              No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

              If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

              (b) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased, a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be executed by the Holder and shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the second Trading Day preceding the Repurchase Date.

              (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the Repurchase Price in cash as provided above, to the Holder on the Repurchase Date as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the repurchase right has been exercised; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to the terms and provisions of Article 3.

              (d) If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate borne by the Security and each Security shall remain convertible into Common Stock until the principal of such Security shall have been paid or duly provided for.

              (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

              Section 14.3  Certain Definitions.
                            -------------------

              For purposes of this Article:

              (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended;

              (b) the term "Common Stock" shall mean capital stock of the Company that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, to shares of capital stock of any other class of the Company;

              (c) a "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Securities as there shall occur:

              (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors (any shares of voting stock of which such Person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage); or

             (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sales or transfer of all or substantially all of the assets of the Company to another Person (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or
                   (y) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock); or

            (iii) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the 24-month period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

         PROVIDED, HOWEVER, that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price on any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under clause (ii) above) shall equal or exceed 105% of the conversion price in effect on each such Trading Day or (y) (i) all the consideration (excluding cash payments for fractional shares) to be paid for the Common Stock in the transaction or transactions constituting the Change in Control consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market and as a result of such transaction or transactions the Securities become convertible solely into such common stock, and (ii) after giving effect to such transaction or transactions and for a period of 12 months thereafter, the Notes have a rating of (A) "Ba1" or better (or equivalent rating under successor ratings classification system) by Moody's Investors Services, Inc. and (B) "BBB" or better (or equivalent rating under a successor ratings classification system) by Standard & Poor's Corporation; and

              (d) the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the date of the original execution of this Indenture.

                           ______________________________

              This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

         Attestation as to               ANALOG DEVICES, INC.
         the Corporate Seal:


         /S/ William A. Wise             By  /S/ Jerald G. Fishman
         --------------------------      -------------------------------
             Assistant Clerk             Name:   Jerald G. Fishman
                                         Title:  President and
                                                 Chief Operating Officer



                                         STATE STREET BANK AND TRUST
                                         COMPANY
         Attest:                            As Trustee




         /S/ Ruth A. Smith               By    /S/ Henry W. Seemore
         --------------------------      -------------------------------
                                           Name:   Henry W. Seemore
                                           Title:  Assistant Vice President

         COMMONWEALTH OF MASSACHUSETTS )    ss.:
         COUNTY OF SUFFOLK             )


              On the 15TH day of December, 1995, before me personally came
         JERALD G. FISHMAN          to me known, who, being by me duly
         sworn, did depose and say that he is PRESIDENT AND CHIEF OPERATING OFFICER of Analog Devices, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                             /S/ Rebecca Hughes
                                       ------------------------------------
                                       My Commission Expires: 8/18/2000

         COMMONWEALTH OF MASSACHUSETTS )    ss.:
         COUNTY OF SUFFOLK             )


              On the 15TH day of December, 1995, before me personally came
         HENRY W. SEEMORE           to me known, who, being by me duly
         sworn, did depose and say that he/she is AN ASSISTANT VICE PRESIDENT of State Street Bank and Trust Company, a Massachusetts banking corporation described in and which executed the foregoing instrument; that he/she knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he/she signed his/her name thereto by like authority.



                                             /S/ Cecil A. Gilbert
                                       -----------------------------------
                                                 Cecil A. Gilbert
                                                   Notary Public
                                       My Commission Expires July 12, 2002